Gulf South Bank  Conference August 2020

Forward Looking Statements Certain comments in this presentation contain certain forward looking statements (as defined in the Securities Exchange Act of 1934 and the regulations thereunder). Forward looking statements are not historical facts but instead represent only the beliefs, expectations or opinions of Home Bancorp,Inc.andits management regarding future events, many of which, by their nature, are inherently uncertain. Forward looking statements may be identified by the use of such words as: “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, or words of similar meaning, or future or conditional terms such as “will”, “would”, “should”, “could”, “may”, “likely”, “probably”, or “possibly.” Forward looking statements include, but are not limited to, financial projections and estimates and their underlying assumptions; statements regarding plans, objectives and expectations with respect to future operations, productsand services; and statements regarding future performance. Such statements are subject to certain risks, uncertainties and assumption, many of which are difficult to predict and generally are beyond the control of Home Bancorp, Inc. and its management, that could cause actual results to differ materially from those expressed in, or implied or projected by, forward looking statements. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward looking statements: (1) economic and competitive conditions which could affect the volume of loan originations, deposit flows and real estate values; (2) the levels of noninterest income and expense and the amount of loan losses; (3) competitive pressure among depository institutions increasing significantly; (4) changes in the interest rate environment causing reduced interest margins; (5) general economic conditions, either nationally or in the markets in which Home Bancorp, Inc. is or will be doing business, being less favorable than expected; (6) political and social unrest, including acts of war or terrorism; (7) we may not fully realize all the benefits we anticipated in connection with our acquisitions of other institutions or our assumptions made in connection therewith may prove to be inaccurate; or (8) legislation or changes in regulatory requirements adversely affecting the business of Home Bancorp, Inc. Home Bancorp, Inc. undertakes no obligation to update these forward looking statements to reflect events or circumstances that occur after the date on which such statements were made. As used in this report, unless the context otherwise requires, the terms “we,” “our,” “us,” or the “Company” refer to Home Bancorp, Inc. and the term the “Bank” refers to Home Bank, N.A., a national bank and wholly owned subsidiary of the Company. In addition, unless the context otherwise requires, references to the operations of the Company include the operations of the Bank. For a more detailed description of the factors that may affect Home Bancorp’s operating results or the outcomes described in these forward‐looking statements, we refer you to our filings with the Securities and Exchange Commission, including our annual report on Form 10‐K for the year ended December 31, 2019 and “Item 1.A. Risk Factors” in our Quarterly Report on Form 10‐Q for the quarter ended March 31, 2020. Home Bancorp assumes no obligation to update the forward‐looking statements made during this presentation. For more information, please visit our website www.home24bank.com. Non‐GAAP Information This presentation contains financial information determined by methods other than in accordance with generally accepted accounting principles (“GAAP”). The Company's management uses this non‐GAAP financial information in its analysis of the Company's performance. In this presentation, informationis included which excludes acquired loans, intangible assets, impact of the gain (loss) on the sale of assets, Bank owned life insurance (“BOLI”) benefit, lease termination, severance pay, Paycheck Protection Program (“PPP”) loans, provision for unfunded commitments, the impact of merger‐related expenses and one‐time tax effects. Management believes the presentation of this non‐GAAP financial information provides useful information that is helpful to afull understanding of the Company’s financial position and core operating results. This non‐GAAP financial information should not be viewed as a substitute for financial information determined in accordance with GAAP, nor are they necessarily comparable to non‐GAAP financial information presented by other companies. 2

Our Company • Headquartered in Lafayette, Louisiana • Founded in 1908 • IPO completed October 2008 • Ticker symbol: HBCP (NASDAQ Global) • Market Cap = $212MM as of August 5, 2020 • Assets = $2.6 billion as of June 30, 2020 • 40 locations across south Louisiana and  western Mississippi • Ownership (S&P Global as of August 5, 2020) Institutional = 41% Insider/ESOP = 16% 3

Earnings Net Income ($ millions) Diluted EPS $35 $4.00 $31.6 $30 $3.50 $3.40 $27.9 $3.05 $3.00 $25 $2.50 $20 $2.25 $2.28 $16.8 $16.0 $2.00 $1.79 $15 $12.6 $1.50 $1.42 $9.9 $10 $9.2 $1.28 $1.06 $7.3 $1.00 $5 $4.4 $0.50 $0.50 $0 $0.00 2012 2013 2014 2015 2016 2017 2018 2019 2020 2012 2013 2014 2015 2016 2017 2018 2019 2020 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 • 2020 negatively impacted by Current Expected Credit Losses (“CECL”)  adoption (new accounting standard effective 1/1/2020) and COVID‐19 • Provision for credit losses was $14.0 million in first half of 2020, an increase  of $12.8 million compared to the first half of 2019 4

Profitability (1) Return on Average Assets Return on Average Equity 1.6% 1.50% 12% 11.1% 10.5% 1.4% 1.26% 1.27% 10% 9.3% 9.0% 1.2% 8.6% 1.03% 1.05% 7.7% 1.0% 0.92% 8% 0.8% 6% 1.46% 10.9% 1.27% 0.6% 9.2% 9.0% 1.04% 1.04% 4% 8.6% 0.94% 0.37% 7.8% 2.8% 0.4% 0.80% 6.7% 2% 0.2% 0.37% 2.8% 0.0% 0% 2014 2015 2016 2017 2018 2019 Jun‐20 2014 2015 2016 2017 2018 2019 Jun‐20 GAAP Non‐GAAP YTD GAAP Non‐GAAP YTD Return on Tangible Common Equity Efficiency Ratio 16% 15.1% 75% 14% 11.7% 11.9% 70% 12% 10.4% 66.7% 10% 9.3% 64.1% 64.0% 8.2% 65% 63.0% 62.9% 8% 14.8% 70.5% 6% 11.8% 60% 57.9% 58.0% 10.3% 9.7% 4.0% 66.4% 8.5% 63.6% 63.3% 64.0% 4% 7.2% 55% 59.3% 60.0% 2% 4.0% 0% 50% 2014 2015 2016 2017 2018 2019 Jun‐20 2014 2015 2016 2017 2018 2019 Jun‐20 ROATCE ROATCE ‐ Adjusted YTD GAAP Non‐GAAP YTD 5 (1)   See appendix for reconciliation of Non‐GAAP items

Quarterly Financial Highlights  (dollars in thousands except per share data) 2Q 2019 3Q 2019 4Q 2019 1Q 2020 2Q 2020 Profitability Net Income $6,580 $6,856 $6,606 $1,905 $2,493 Diluted EPS $0.72  $0.75  $0.73  $0.21  $0.29 ROA 1.20% 1.23% 1.18% 0.34% 0.39% ROE 8.5% 8.6% 8.3% 2.4% 3.2% ROATCE(1) 11.3% 11.4% 10.9% 3.5% 4.4% Efficiency Ratio 64.2% 64.1% 63.6% 65.4% 62.7% Pre‐Tax, Pre‐Provision Earnings(1)(a)  $8,900 $9,305 $9,005 $8,535 $9,525 Average Assets (b) $2,190,604  $2,217,178  $2,219,049  $2,219,114  $ 2,571,004  Annualized Pre‐Tax, Pre‐Provision Earnings / Assets (a/b)  1.63% 1.67% 1.61% 1.55% 1.49% Balance Sheet  Assets $2,220,386 $2,218,040 $2,200,465 $2,248,601 $2,636,896 Loans $1,692,948 $1,707,442 $1,714,631 $1,739,142 $1,965,925 Cash and cash equivalents $71,325 $61,289 $39,847 $64,102 $234,255 Allowance for loan losses ($17,239) ($17,598) ($17,868) ($28,490) ($33,823) Total Deposits $1,829,169 $1,831,406 $1,820,975 $1,857,501 $2,266,704 Per Share Data: Share Price $38.48  $38.99  $39.19 $24.42  $26.75 Book Value $33.20  $33.72  $34.19 $34.35  $34.50 Tangible Book Value(1) $26.29  $26.77  $27.22  $27.28  $27.39 Price / Tangible Book Value per share 146% 146% 144% 90% 98% Dividend Paid $0.21 $0.21 $0.22 $0.22 $0.22 (1)   See appendix for reconciliation of Non‐GAAP items 6

Select Industry Exposure (as of June 30, 2020) % ALLL by  Loans  % ALLL by  Industry  NPL's /  NPL’s / Loans  (dollars in thousands) Total PPP Loans Excluding PPP Allowance Industry Excluding PPP NPL’s Total Loans Excluding PPP Retail CRE $191,761  ‐ $191,761  $7,108  3.71% 3.71% $7,098  0.36% 0.41% Hotels and short‐term rentals 90,137  3,979  86,158  4,313  4.78% 5.01% 1,859  0.09% 0.11% Restaurants and bars 95,352  30,865  64,487  2,601  2.73% 4.03% 568  0.03% 0.03% Energy 29,225  ‐ 29,225  1,614  5.52% 5.52% 779  0.04% 0.05% Credit Cards 3,831  ‐ 3,831  383  10.00% 10.00% ‐ ‐ ‐ Other Loans 1,555,619  214,779  1,340,840  17,804  1.14% 1.33% 15,694  0.80% 0.91% Total $1,965,925  $249,623  $1,716,302  $33,823  1.72% 1.97% $25,998  1.32% 1.51% Loans Excluding PPP COVID‐19 Loan Deferrals Deferred Amount Restaurants  Energy and bars As of (in millions) % of Total Loans Hotels and  2% Credit Cards 4% short‐term  0% 5/8/2020 $533  27% rentals 5% 6/30/2020 $559  28% 7/24/2020 $357  18% Retail CRE 8/4/2020 $114  6% 11% Other Loans 78% 7

Changes in ALLL – June 2020 YTD Q2 ALLL  $40 Q1 ALLL $6.4   $35 CECL Adoption ($1.1)  $30 $6.3  • CECL adoption on  ($0.3)  $25 January 1, 2020  $4.5  $0.1  dollars in millions  $20 increased the allowance  $33.8  on acquired loans  $15 $28.5  $22.5   $10 $17.9  • Reserve build in 2020   $5 reflected potential losses   $‐ associated with COVID‐ Q4 ‐19 Acquired Provision Day 1 Provision Net Q1 ‐ 20 Provision Net Q2 ‐ 20 ALLL Provision ALLL Charge ALLL Charge ALLL 19 pandemic  Offs Offs (dollars in thousands) 12/31/2019 3/31/2020 6/30/2020 • Charge offs in 2nd quarter  Total Loans $1,714,361 $1,739,142 $1,965,925 primarily related to two  Less PPP Loans ‐ ‐ 249,623 Loans Excluding PPP Loans $1,714,361 $1,739,142 $1,716,302 acquired loans classified  as substandard prior to  Nonperforming Loans 24,386 26,921 25,998 2020 ALLL / Total Loans 1.04% 1.64% 1.72% ALLL / Loans Excluding PPP 1.04% 1.64% 1.97% ALLL / NPL's 73% 106% 130% ALLL / Assets 0.81% 1.27% 1.28% 8

Credit Quality Trends NPAs / Assets ALLL / NPAs 1.40% 1.30% 140% 1.21% 1.06% 1.20% 1.16% 1.10% 1.07% 120% 121% 1.00% 100% 1.01% 0.80% 0.73% 80% 0.84% 84% 0.75% 0.60% 0.72% 60% 75% 0.58% 63% 63% 0.40% 58% 57% 0.46% 40% 0.37% 0.20% 20% 0.00% 0% 2014 2015 2016 2017 2018 2019 2Q‐20 2014 2015 2016 2017 2018 2019 2Q‐20 NPAs / Total Assets Originated NPAs / Total Assets ALLL / NPAs Net Charge Offs / YTD Average Loans Loans Past Due 0.24% 3.50% 2.87% 0.20% 3.00% 0.17% 0.15% 0.16% 0.15% 2.50% 1.94% 2.00% 1.74% 0.12% 1.73% 0.09% 1.50% 1.32% 0.08% 1.15% 0.94% 1.00% 1.32% 1.17% 0.04% 0.03% 0.02% 0.91% 0.50% 0.82% 0.87% 0.81% 0.00% 0.64% 0.00% 2014 2015 2016 2017 2018 2019 June ‐ 0.00% 2020 YTD 2014 2015 2016 2017 2018 2019 2Q‐20 Past Due Loans / Loans Originated Past Due / Originated Loans 9

Asset Growth 3,000 2,700 St. Martin Bank & Trust 2,400 Bank of New 2,100 Orleans Britton & 1,800 Guaranty  (dollars in millions) Koontz Bank Savings Bank 1,500 CAGR = 13.7% as of March 2020 1,200 Statewide Bank CAGR = 15.0% as of June 2020 900 600 Home Bank Total Assets 300 0 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 1Q‐20 2Q‐20 Assets ($ in MM) % of TBV Acquired Bank Date (at completion) (at announcement) # of Branches Consideration Statewide Bank Mar ‐ 2010 $199 FDIC‐assisted 6 All Cash Guaranty Savings Bank Jul – 2011 257 95% 5 All Cash Britton & Koontz Bank Feb – 2014 301 90% 8 All Cash Bank of New Orleans Sep – 2015 346 126% 4 All Cash St. Martin Bank & Trust Dec – 2017  597 183%(1) 12 ~80% Stock, 20% Cash(1) (1) Cash is comprised of an aggregate $19.5 million special cash distribution paid by St. Martin Bancshares to its shareholders. 10

Steady Organic Loan Growth (excludes acquisition accounting)  2,500 CAGR Excluding PPP Loans:  2,000 Total Loan CAGR = 15% Originated Loan CAGR = 13%  1,500 9% 15% 16%  1,000 6% 12% 11% 19% 18% 13% Loan Balance Outstanding (dollars in millions)  500 24% 0% 7%  ‐ 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2Q 2020 Originated Acquired PPP Loans Originated growth % (annualized) PPP Loans as of June 30, 2020 = $249.6 million 11

Loan Portfolio excluding PPP loans as of June 30, 2020 Composition Market Diversification Home Equity Consumer Mississippi Other 4% 2% 3% 1% C&I Baton Rouge 12% 11% C&D Northshore 12% CRE 14% Acadiana 45% 41% 1‐4 Mortgage New Orleans 25% 30% 12

Deposits (as of June 30, 2020) Millions  $2,400 • Quarterly deposit growth driven largely  9% 9% 12% 11% 11% 10%  $2,200 by government stimulus & other factors  14% 24% 21% 16% 17% 15% related to COVID‐19  $2,000 20% 17% • $210MM deposit growth from   $1,800 21% 22% 22% 22% customers who received PPP loans   $1,600 29% from Home Bank  $1,400 25% 25% 24% 24% 24%  $1,200 • NOW account growth partially driven by   $1,000 26% 27% 28% 30% 21% 24% $91MM in brokered deposits  $800 2015 2016 2017 2018 2019 2Q 2020 • $50MM matured in July NOW Demand deposits Certificates of deposit • $41MM LT funding  Money market Savings Balance Mississippi,  Baton  9% Rouge, 4% Change (dollars in thousands) 12/31/2019 3/31/2020 6/30/2020 QOQ YTD Northshore,  Demand Deposits $437,828 $455,512 $647,789 $192,277 $209,961 10% Savings 201,887 206,597 237,168 30,571 35,281 New  Acadiana,  Orleans,  64% Money market 273,741 266,519 305,668 39,149 31,927 13% NOW 512,054 536,643 688,336 151,693 176,282 Certificates of deposit 395,465 392,230 387,743 ‐4,487 ‐7,722 Total Deposits $1,820,975 $1,857,501 $2,266,704 $409,203 $445,729 13

Yields NIM (TE) 5.00% 4.80% 4.69% 4.73% 4.57% nd 4.60% • Average PPP Loans in 2 Q = $188MM 4.41% 4.36% nd 4.40% • PPP Fee Income recognized in 2 Q =  4.18% 4.20% 4.12% 4.14% 4.11% $882,000 4.00% nd 3.75% • $170MM increase in cash in 2 Q due to  3.80% 3.60% deposit increase 3.40% • 77% of loans fixed 3.20% • 44% of CDs maturing in next 6 months 3.00% Q2‐18 Q3‐18 Q4‐18 Q1‐19 Q2‐19 Q3‐19 Q4‐19 Q1‐20 Q2‐20 NIM NIM Excl. PPP & Cash Build Yield on Loans Cost of Interest‐Bearing Liabilities 6.00% 5.82% 1.40% 5.72% 5.75% 1.19% 5.75% 5.64% 5.68% 1.16% 1.20% 1.13% 1.10% 5.46% 5.48% 1.04% 5.50% 5.43% 1.00% 0.93% 5.23% 5.25% 0.80% 0.74% 5.00% 0.80% 5.00% 0.63% 0.60% 4.75% 0.40% 4.50% 0.20% 4.25% 4.00% 0.00% Q2‐18 Q3‐18 Q4‐18 Q1‐19 Q2‐19 Q3‐19 Q4‐19 Q1‐20 Q2‐20 Q2‐18 Q3‐18 Q4‐18 Q1‐19 Q2‐19 Q3‐19 Q4‐19 Q1‐20 Q2‐20 Loan Yield Loan Yield Excl. PPP Cost of Int Bear Liab 14

Noninterest Income & Expense

Noninterest income



Excludes noncore items(1)
0.8%
0.8%
0.7%
0.7%
0.6%
0.6%
0.5%
0.5%
0.4%
0.65%
0.68%
0.62%
0.62%
0.62%
0.54%
2015
2016
2017
2018
2019
June 2020 YTD

(dollars in thousands)	Q2-19	Q1-20	Q2-20	Change QOQ	Change YOY
Service fees and charges	$1,413	$1,464	$942	($522)	($471)
Bank card fees	1,212	1,137	1,127	(10)	(85)
Gain on sale of loans	248	297	642	345	394
Other noninterest income	104	460	392	(68)	288
Total noninterest income	**$2,977**	**$3,358**	**$3,103**	**($255)**	**$126**

- Service fees decreased primarily due to declines in overdraft fees
- Gain on sale of mortgage loans increase due to lower market rates

Noninterest expense



Excludes noncore items(1)
3.6%
3.4%
3.2%
3.0%
2.8%
2.6%
2.4%
3.04%
2.98%
2.79%
2.83%
2.87%
2.70%
2015
2016
2017
2018
2019
Jun 2020 YTD

(dollars in thousands)	Q2-19	Q1-20	Q2-20	Change QOQ	Change YOY
Compensation	$9,613	$9,416	$9,362	($54)	($251)
Data Processing	1,596	1,819	1,760	(59)	164
Occupancy	2,008	1,736	1,653	(83)	(355)
Provision-unfunded commitments	-	729	542	(187)	542
Other	2,735	2,446	2,678	232	(57)
Total noninterest expense	**$15,952**	**$16,146**	**$15,995**	**($151)**	**$43**
Noninterest expense Excluding Provision-unfunded commitments	**$15,952**	**$15,417**	**$15,453**	**$36**	**($499)**

- With the adoption of CECL, provision for unfunded commitments falls under noninterest expense

(1) See appendix for reconciliation of Non-GAAP items

15

Capital Dividends per share Capital Ratios $0.90 $0.84  18% 15.3% 15.3% 15.3% $0.80 16% 14.9% 14.8% $0.71  $0.70 14% 11.2% 11.2% $0.60 $0.55  12% 11.1% 10.8% $0.22 $0.50 10% 9.1% $0.41  $0.40 8% $0.30 $0.30  $0.22  6% $0.20 4% $0.10 $0.07  $0.22  2% $0.00 0% 2014 2015 2016 2017 2018 2019 2020 2Q‐19 3Q‐19 4Q‐19 1Q‐20 2Q‐20 Q1 Q2 Q3 Q4 Tier 1 leverage capital Total risk‐based capital 3rd Quarter dividend payable on August 21, 2020 • Tier 1 Leverage Capital reduced in 2nd Q 2020 by: • 74 basis points due to PPP loans • 61 basis points due to cash increase associated  Share Repurchases (as of June 30, 2020) with deposit growth • Activity in 2020 • Purchased 303,668 shares • Average Price = $27.12 • $8.2 million cash deployed • 82,916 shares remaining under 2019 Repurchase  Program 16

Investment Perspective Strong earnings and shareholder returns Conservative, well-managed credit culture Market disruption creates new opportunities Well capitalized with capacity for continued growth Disciplined acquirer Insider owners committed to continual improvement 17

WE ARE  ONE TEAM,  CREATING  EXCEPTIONAL  CUSTOMER  EXPERIENCES

Appendix

Non-GAAP Reconciliation

Home HB Bancorp, Inc.

(dollars in thousands)	2014	2015	2016	2017	2018	2019	Jun-20 YTD
Total Shareholders' Equity	$154,144	$165,046	$179,843	$277,871	$304,040	$316,329	$309,326
Less: Intangible assets	4,266	15,304	12,762	68,034	66,055	64,472	63,777
Non-GAAP tangible shareholders' equity	$149,878	$149,742	$167,081	$209,837	$237,985	$251,857	$245,549
Total Assets	$1,221,415	$1,551,912	$1,556,732	$2,228,121	$2,153,658	$2,200,465	$2,636,896
Less: Intangible assets	4,266	15,304	12,762	68,034	66,055	64,472	63,777
Non-GAAP tangible assets	$1,217,149	$1,536,608	$1,543,970	$2,160,087	$2,087,603	$2,135,993	$2,573,119
Reported net income	$9,872	$12,550	$16,008	$16,824	$31,590	$27,932	$4,398
Add: Amortization CDI, net tax	465	483	520	496	1,458	1,251	549
Non-GAAP tangible income	$10,337	$13,033	$16,528	$17,320	$33,048	$29,183	$4,947
Return on average equity	6.7%	7.8%	9.2%	8.6%	10.9%	9.0%	2.8%
Add: Intangibles	0.5	0.7	1.1	1.1	3.9	2.8%	1.2%
Non-GAAP return on tangible common equity	7.2%	8.5%	10.3%	9.7%	14.8%	11.8%	4.0%
Originated loans	$705,435	$797,845	$884,690	$941,922	$1,095,160	$1,251,201	$1,558,486
Acquired loans	203,533	426,521	343,143	715,873	554,594	463,160	407,439
Reported loans	$908,968	$1,224,366	$1,227,833	$1,657,795	$1,649,754	$1,714,361	$1,965,925
Originated NPAs	$5,677	$5,767	$13,012	$22,523	$15,526	$16,421	$15,186
Acquired NPAs	7,729	5,616	3,634	3,238	10,444	12,121	12,786
Reported NPAs	$13,406	$11,383	$16,646	$25,761	$25,970	$28,542	$27,972
Originated past due loans	$8,282	$7,252	$5,653	$7,685	$9,549	$16,541	$12,622
Acquired past due loans	17,836	8,953	5,912	21,120	22,493	13,098	9,996
Reported loans past due	$26,118	$16,205	$11,565	$28,805	$32,042	$29,639	$22,618

19

Appendix

Non-GAAP Reconciliation

Home Bancorp, Inc.

(dollars in thousands)	2014	2015	2016	2017	2018	2019	June-20 YTD
Reported non-interest income	$8,175	$8,770	$11,157	$9,962	$13,447	$14,415	$6,461
Less: BOLI benefit	-	-	-	-	-	1,194	-
Less: Gain (loss) on sale of assets	-	-	641	(69)	-	(347)	-
Non-GAAP non-interest income	$8,175	$8,770	$10,516	$10,031	$13,447	$13,568	$6,461
Reported non-interest expense	$41,772	$42,022	$46,797	$46,177	$63,225	$63,605	$32,141
Less: Lease termination	-	-	-	-	-	291	-
Less: Severance pay	-	-	-	-	-	287	-
Less: Merger-related expenses	2,286	1,411	856	1,086	2,010	-	-
Non-GAAP non-interest expense	$39,486	$40,611	$45,941	$45,091	$61,215	$63,027	$32,141
Reported Net Income	$9,872	$12,550	$16,008	$16,824	$31,590	$27,932	$4,398
Add: Write-off of FDIC loss sharing indemnification asset, net of tax	-	-	-	-	-	537	-
Less: BOLI benefit, net of tax	-	-	-	-	-	1,194	-
Less: Gain (loss) on sale of assets, net tax	-	-	416	(45)	-	(274)	-
Add: Merger Related expenses, net of tax	1,497	1,166	560	835	1,587	-	-
Add: Severance Pay	-	-	-	-	-	227	-
Add: lease termination, net tax	-	-	-	-	-	230	-
Add: Impact of Tax Act and effect of cost segmentation	-	-	-	2,721	(819)	-	-
Total Non-Core expense (income), net of tax	1,497	1,166	144	3,601	768	74	-
Non-GAAP Net Income	$11,369	$13,716	$16,152	$20,425	$32,358	$28,006	$4,398
ROA (GAAP)	0.80%	0.94%	1.04%	1.04%	1.46%	1.27%	0.37%
Add: Non-Core expense (income), net of tax	0.12	0.09	0.01	0.22	0.04	-	-
Non-GAAP ROA	0.92%	1.03%	1.05%	1.26%	1.50%	1.27%	0.37%
ROE (GAAP)	6.7%	7.8%	9.2%	8.6%	10.9%	9.0%	2.8%
Add: Non-Core expense (income), net of tax	1.0	0.8	0.1	1.9	0.2	-	-
Non-GAAP ROE	7.7%	8.6%	9.3%	10.5%	11.1%	9.0%	2.8%
Add: Intangible Assets	0.5	0.7	1.1	1.2	4.0	2.9	1.2%
Adjusted return on average tangible common equity	8.2%	9.3%	10.4%	11.7%	15.1%	11.9%	4.0%
Efficiency Ratio (GAAP)	70.5%	66.4%	63.6%	59.3%	60.0%	63.3%	64.0%
Effect of Non-GAPP expense and income	(3.8)	(2.3)	(0.6)	(1.4)	(2.0)	(0.4)	-
Non-GAAP Efficiency Ratio	66.7%	64.1%	63.0%	57.9%	58.0%	62.9%	64.0%

20

Appendix

Non-GAAP Reconciliation

Home HB Bancorp, Inc.

(dollars in thousands except per share data)	2Q 2019	3Q 2019	4Q 2019	1Q 2020	2Q 2020
Total Shareholders' Equity	$313,494	$314,677	$316,329	$311,497	$309,326
Less: Intangibles	65,247	64,854	64,472	64,119	63,777
Non-GAAP tangible shareholders' equity	$248,247	$249,823	$251,857	$247,378	$245,549
Total Assets	$2,220,386	$2,218,040	$2,200,465	$2,248,601	$2,636,896
Less: Intangibles	65,247	64,854	64,472	64,119	63,777
Non-GAAP tangible assets	$2,155,139	$2,153,186	$2,135,993	$2,184,482	$2,573,119
Common Equity Ratio	14.1%	14.2%	14.4%	13.8%	11.7%
Less: Intangibles	2.6	2.6	2.6	2.5	2.2
Non-GAAP tangible common equity ratio	11.5%	11.6%	11.8%	11.3%	9.5%
Book Value Per Share	$33.20	$33.72	$34.19	$34.35	$34.50
Less: Intangibles	6.91	6.95	6.97	7.07	7.11
Non-GAAP tangible book value per share	$26.29	$26.77	$27.22	$27.28	$27.39
Reported net income	$6,580	$6,856	$6,606	$1,905	$2,493
Add: Amortization CDI, net tax	314	311	302	279	270
Non-GAAP tangible shareholders' equity	$6,894	$7,167	$6,908	$2,184	$2,763
Return on average equity	8.5%	8.6%	8.3%	2.4%	3.2%
Add: Intangibles	2.8	2.8	2.6	1.1	1.2
Non-GAAP return on tangible common equity	11.3%	11.4%	10.9%	3.5%	4.4%
Reported net income	$6,580	$6,856	$6,606	$1,905	$2,493
Add: Provision expense	765	1,146	713	6,257	6,471
Add: Taxes	1,555	1,303	1,686	373	561
Pre-Tax, Pre-provision earnings	$8,900	$9,305	$9,005	8,535	$9,525

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